Non-Controlling Interests	12 Months Ended
Dec. 31, 2022
Non-Controlling Interests [Abstract]
Non-controlling interests
19.	Non-controlling interests

In January 2022, the Group entered into an agreement of establishing a joint venture company Beijing Xinxiang future technology development Co., Ltd (“Xinxiang”) with Beijing Renren Intelligent Technology Co., Ltd (“Renren”) and Beijing Chuang’ao Technology Center LLP. (“Chuangao”). The Group directly held 43% equity interests for a total consideration of RMB4,300,000. Given that the board of directors of Xinxiang consists of five members, three of which shall be appointed by Lishui Mengxiang, the Group controlled Xinxiang as Lishui Mengxiang holds more than half of the voting power in the board of directors of Xinxiang. The remaining 57% interests held by Renren and Chuangao were accounted for as non-controlling interest. The Group recognized non-controlling interests of RMB548,631 for the year ended December 31, 2022.